                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 22, 2001 included in Stewart & Stevenson Services, Inc.'s Form 10-K for the year ended January 31, 2001 and to all references to our firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas
June 6, 2001